EXHIBIT 99.1
PEERLESS SYSTEMS CORPORATION
2381 Rosecrans Avenue
El Segundo, CA 90245
Main:  (310) 536-0908
Fax:  (310) 536-0058


For further information contact:

Carolyn M. Maduza
Chief Financial Officer
Tel:  (310) 297-3109
cmaduza@peerless.com






                          PEERLESS SYSTEMS REPORTS
                           SECOND QUARTER RESULTS

         EL SEGUNDO, Calif., August 19, 1999 - Peerless Systems Corporation (Nasdaq:PRLS), a leader in embedded imaging systems, announced today revenues and earnings for its second fiscal quarter ended July 31, 1999. All results have been restated to include the acquisition of Auco, Inc., which was completed on June 10, 1999 in a pooling of interests transaction.

         Second quarter revenues grew to a record $10.5 million in fiscal 2000, up 14% from the $9.2 million recorded for the same quarter a year ago. Including transaction and one-time expenses, the Company recorded net income of $420,000 or $0.03 per diluted share in the second quarter fiscal 2000, compared to net income of $1.1 million or $0.08 per share in the same quarter a year ago. The Company incurred transaction expenses of $2.0 million associated with the acquisition of Auco during the second quarter of fiscal 2000, and recorded one-time expenses of $275,000 associated with a proposed transaction that was terminated during the second quarter of fiscal 1999. Excluding these expenses, the Company would have recorded second quarter net income of $1.7 million, or $0.12 per share on a diluted basis, up 33% from net income of $1.3 million or $0.09 per diluted share for the same period a year ago.

         Second quarter revenue growth was led by expanded demand for Peerless networking, color and digital copier multifunction solutions. During the second quarter license fees generated by shipments of color and multifunction products enabled by Peerless imaging technology rose to a record level. In addition after the close of the Auco acquisition, the newly formed Peerless Systems Networking (PSN) subsidiary captured its first networking design win with a Peerless OEM. Ed Gavaldon, President, Chairman and CEO of Peerless stated "Our entire customer base has responded positively to this highly synergistic acquisition, which we are leveraging to offer our OEMs higher performance and lower cost networked imaging solutions. And, with the signing of the unique contract with Novell announced yesterday, PSN is now providing unprecedented connectivity across NetWare, Windows NT, Macintosh and Unix networks for printing and multifunction applications."

         The Company also disclosed today a strategic relationship with Hewlett-Packard, which is deploying Peerless imaging technology in its line of professional color inkjet printers. "HP's leadership position in the printing market makes them a very valuable addition to our customer base," said Gavaldon. "We are especially pleased to be partnering with HP as they spearhead the industry migration of color inkjet technologies into the workgroup office sector."

         Among other key strategic developments during the second quarter were the Company's introduction of its scalable and modular ImageWorks(TM) embedded imaging platform and the signing of a key technology agreement with Adobe. "With the incorporation of Adobe(R) PostScript 3(TM) products as one of the industry-standard components in our ImageWOrks platform, now further augmented with the addition of a unique Novell NEST networking capability, Peerless is now offering an unprecedented array of vital technologies to imaging and printing OEMs in both turnkey and software development kit (SDK) options" said Gavaldon. "With OEMs now increasingly opting to adopt our enhanced ImageWorks solution in SDK form, operating margins, excluding transaction fees, rose in the second quarter to a record 22%."

         Revenues for the first half of fiscal 2000 grew 7% to $20.4 million, up from the $19.0 million recorded for the prior year period. Including Auco transaction expenses and one-time expenses noted previously, the Company reported net income for the first six months of fiscal 2000 of $1.6 million, or $0.11 per share on a diluted basis, compared to $2.5 million or 0.18 per share for the previous year. Excluding these expenses, the Company would have reported net income for the first six months of fiscal 2000 of $2.9 million, or $0.20 per share on a diluted basis, compared with net income of $2.7 million, or $0.19 per share on a diluted basis, recorded for the comparable period last year.

         Peerless Systems is a leading provider of software-based embedded imaging and networking systems to original equipment manufacturers of digital document products. Digital document products include printers, copiers, fax machines, scanners and color products, as well as multifunction products that perform a combination of these imaging functions. In order to process digital text and graphics, digital document products rely on a core set of imaging software and supporting electronics, collectively known as an embedded imaging system. Embedded networking systems supply the core software technologies to digital document products that enable them to communicate over local area networks and the Internet. The Peerless Systems family of products and engineering services provides advanced embedded imaging and networking technologies that enable the company's OEM customers to develop digital printers, copiers and multifunction products quickly and cost-effectively. The Peerless Systems Networking subsidiary provides comprehensive software products and engineering services to office peripheral OEMs to enable networking support in their products. Peerless Systems Corporation is headquartered at 2381 Rosecrans Avenue, El Segundo, California 90245.
Main telephone: 310/536-0908; facsimile: 310/536-0058; www.peerless.com.


Auco, ImageWorks, Memory Reduction Technology, Peerless, PeerlessPage, PeerlessPrint and QuickPrint are trademarks of Peerless Systems Corp. All other brand and product names are trademarks or registered trademarks of their respective owners.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: With the exception of historical information, the statements set forth above include forward-looking statements that involve risk and uncertainties. These statements include the acquisition of Auco. The company wishes to caution readers that a number of important factors could cause actual results to differ materially from those in the forward-looking statements. Those factors include the following: the fact that the company's markets are characterized by rapidly changing technology, evolving industry standards and frequent introductions of new products and enhancements, and the company's ability to respond to such changes; fluctuations in OEM shipments which generate the Company's license fee revenue; difficulties which the company may experience in completing the development of turnkey designs for OEM customers, its digital photography technology, its integrated multifunction semiconductor solutions or other products; the fact that the multifunction and color markets targeted by the company are at an early stage of development; the highly competitive nature of the markets for the company's products; the company's ability to attract and retain skilled personnel; the company's reliance on third party suppliers for components used in the company's products; the quarterly variability in the company's bookings and design wins; and the company's reliance on a relatively small number of OEM customers for a large percentage of its revenue. These and other factors which could cause actual results to differ materially from those in the forward-looking statements are also discussed in the company's filings with the Securities and Exchange Commission, including its recent filings on Forms S-4, 10-K and 10-Q. The company disclaims any obligation to update these statements for subsequent events.

This news release refers to various products and companies by their trade names. In most, if not all, cases these designations are claimed as trademarks or registered trademarks by their respective companies.




                                  PEERLESS SYSTEMS CORPORATION

                                  CONSOLIDATED BALANCE SHEETS

                                         (IN THOUSANDS)

                                          (UNAUDITED)
                                                            JULY 31,              JANUARY 31,
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                                                              1999                  1999
-----------------------------------------------------------------------------------------------

                                             ASSETS
-----------------------------------------------------------------------------------------------

     Current assets:

-----------------------------------------------------------------------------------------------
         Cash and cash equivalents                            $ 7,756               $ 5,744
         Short term investments                                16,423                16,158
         Trade accounts receivable, net                         8,387                 9,940
         Unbilled receivables                                   6,239                 2,994
         Deferred tax asset                                     2,615                 2,615
         Prepaid expenses and other current assets                820                   632
               Total current assets                            42,240                38,083
     Investments                                                1,011                 4,605
     Property and equipment, net                                6,271                 5,374
     Other assets                                               2,675                 2,603
-----------------------------------------------------------===========-----------===========---
         Total assets                                        $ 52,197              $ 50,665
-----------------------------------------------------------===========-----------===========---
-----------------------------------------------------------------------------------------------
                              LIABILITIES AND STOCKHOLDERS' EQUITY
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
     Current liabilities:
         Accounts payable                                     $ 1,150                 $ 893
         Accrued wages                                          1,282                 1,557
         Accrued compensated absences                             948                   784
         Other current liabilities                              2,208                   867
         Income taxes payable                                     185                   788
         Deferred rent, current portion                            95                    76
         Deferred revenue, current portion                        409                 1,533
         Note payable to stockholder                                -                   350
               Total current liabilities                        6,277                 6,848
     Deferred rent                                                396                   431
     Deferred revenue                                             400                   800
         Total liabilities                                      7,073                 8,079
-----------------------------------------------------------------------------------------------
     Stockholders' equity:
         Common stock                                              13                    12
         Additional paid-in capital                            46,955                39,348
         Convertible preferred stock Series A                       -                 3,217
         Convertible preferred stock Series B                       -                 3,520
         Deferred compensation                                   (155)                 (188)
         Accumulated deficit                                   (1,689)               (3,323)
               Total stockholders' equity                      45,124                42,586
-----------------------------------------------------------===========-----------===========---
               Total liabilities and stockholders' equity    $ 52,197              $ 50,665
-----------------------------------------------------------===========-----------===========---


---------------------------------------------------------------------------------------------------------------------------
                                                   PEERLESS SYSTEMS CORPORATION
                                                CONSOLIDATED STATEMENTS OF INCOME
                                             (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                                          (UNAUDITED)



                                                                              THREE MONTHS ENDED
---------------------------------------------------------------------------------------------------------------------------
                                                                                   JULY 31,
---------------------------------------------------------------------------------------------------------------------------
                                                                      1999                             1998
---------------------------------------------------------------------------------------------------------------------------
                                                               $                %                $              %
---------------------------------------------------------------------------------------------------------------------------
        Revenues                                              $10,512            100.0%        $ 9,229         100.0%
        Cost of revenues                                        3,207             30.5%          3,120          33.8%
---------------------------------------------------------------------------------------------------------------------------
        Gross margin                                            7,305             69.5%          6,109          66.2%
---------------------------------------------------------------------------------------------------------------------------

        Operating expenses:
              Research and development                          2,248             21.4%          2,238          24.2%
              Sales and marketing                               1,444             13.7%          1,062          11.5%
              General and administrative                        1,257             12.0%          1,500          16.3%
              Other - non recurring costs                       2,014             19.1%              -           0.0%
---------------------------------------------------------------------------------------------------------------------------
                     Total operating expenses                   6,963             66.2%          4,800          52.0%
---------------------------------------------------------------------------------------------------------------------------
        Income from operations                                    342              3.3%          1,309          14.2%
        Interest income, net                                      304              2.8%            332           3.6%
---------------------------------------------------------------------------------------------------------------------------
        Income before income taxes                                646              6.1%          1,641          17.8%
        Provision for income taxes                                226              2.1%            548           5.9%
----------------------------------------------------------============-----=============-----==========------=========-----
                     Net income                                 $ 420              4.0%        $ 1,093          11.9%
----------------------------------------------------------============-----=============-----==========------=========-----
        Net income per common share                            $ 0.03                           $ 0.09
----------------------------------------------------------============-----------------------==========--------------------
        Net income per common share -
             assuming dilution                                 $ 0.03                           $ 0.08
----------------------------------------------------------============-----------------------==========--------------------
        Weighted average common shares
----------------------------------------------------------============-----------------------==========--------------------
             outstanding                                       12,675                           11,675
----------------------------------------------------------============-----------------------==========--------------------
        Weighted average common shares
----------------------------------------------------------============-----------------------==========--------------------
              outstanding and dilutive shares                  14,475                           14,365
----------------------------------------------------------============-----------------------==========--------------------





                                                   PEERLESS SYSTEMS CORPORATION
                                                 CONSOLIDATED STATEMENTS OF INCOME
                                             (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                                           (UNAUDITED)


----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
                                                                                SIX MONTHS ENDED
                                                                                    JULY 31,
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
                                                                      1999                             1998
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
                                                                $               %                $              %
----------------------------------------------------------------------------------------------------------------------------
        Revenues                                                $20,372        100.0%           $19,049        100.0%
        Cost of revenues                                          6,292         30.9%             6,915         36.3%
----------------------------------------------------------------------------------------------------------------------------
        Gross margin                                             14,080         69.1%            12,134         63.7%
----------------------------------------------------------------------------------------------------------------------------
        Operating expenses:
              Research and development                            4,400         21.6%             4,317         22.7%
              Sales and marketing                                 2,779         13.7%             2,115         11.1%
              General and administrative                          2,981         14.6%             2,608         13.7%
              Other - non recurring costs                         2,014          9.9%                 -          0.0%
----------------------------------------------------------------------------------------------------------------------------
                     Total operating expenses                    12,174         59.8%             9,040         47.5%
----------------------------------------------------------------------------------------------------------------------------
        Income from operations                                    1,906          9.3%             3,094         16.2%
        Interest income, net                                        606          3.0%               688          3.6%
----------------------------------------------------------------------------------------------------------------------------
        Income before income taxes                                2,512         12.3%             3,782         19.8%
        Provision for income taxes                                  879          4.3%             1,263          6.6%
----------------------------------------------------------------------------------------------------------------------------
                     Net income                                 $ 1,633          8.0%            $2,519         13.2%
-----------------------------------------------------------=============-----=========------============-----=========------
        Net income per common share                              $ 0.13                          $ 0.22
-----------------------------------------------------------=============--------------------============--------------------
        Net income per common share -
-----------------------------------------------------------=============--------------------============--------------------
             assuming dilution                                   $ 0.11                          $ 0.18
-----------------------------------------------------------=============--------------------============--------------------
        Weighted average common shares
-----------------------------------------------------------=============--------------------============--------------------
             outstanding                                         12,345                          11,597
-----------------------------------------------------------=============--------------------============--------------------
        Weighted average common shares
-----------------------------------------------------------=============--------------------============--------------------
              outstanding and dilutive shares                    14,383                          14,295
-----------------------------------------------------------=============--------------------============--------------------




                                                   PEERLESS SYSTEMS CORPORATION
                                                CONSOLIDATED STATEMENTS OF INCOME
                                             (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                                          (UNAUDITED)
                                    QUARTER ENDED
----------------------------------------------------------------------------------------------------------------------------
                                   APRIL 30, 1999   JANUARY 31, 1999  OCTOBER 31, 1998   JULY 31, 1998   APRIL 30, 1998
----------------------------------------------------------------------------------------------------------------------------
                                      $       %        $        %        $       %        $        %        $       %
----------------------------------------------------------------------------------------------------------------------------
       Revenues                      $9,860 100.0%    $9,902  100.0%   $7,774  100.0%   $ 9,229  100.0%   $ 9,820 100.0%
       Cost of revenues               3,085  31.3%     3,102   31.3%    3,226   41.5%     3,120   33.8%     3,795  38.6%
----------------------------------------------------------------------------------------------------------------------------
       Gross margin                   6,775  68.7%     6,800   68.7%    4,548   58.5%     6,109   66.2%     6,025  61.4%
----------------------------------------------------------------------------------------------------------------------------
       Operating expenses:
          Research and development    2,152  21.8%     1,993   20.1%    2,114   27.2%     2,238   24.2%     2,079  21.2%
          Sales and marketing         1,335  13.5%     1,235   12.5%    1,315   16.9%     1,062   11.5%     1,053  10.7%
          General and administrative  1,724  17.5%     1,542   15.6%    1,403   18.1%     1,500   16.3%     1,108  11.3%
----------------------------------------------------------------------------------------------------------------------------
             Total operating expenses 5,211  52.8%     4,770   48.2%    4,832   62.2%     4,800   52.0%     4,240  43.2%
----------------------------------------------------------------------------------------------------------------------------
       Income (loss) from operations  1,564  15.9%     2,030   20.5%     (284)  -3.7%     1,309   14.2%     1,785  18.2%
----------------------------------------------------------------------------------------------------------------------------
       Interest income, net             302   3.0%       320    3.2%      311    4.0%       332    3.6%       356   3.6%
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
       Income before income taxes     1,866  18.9%     2,350   23.7%       27    0.3%     1,641   17.8%     2,141  21.8%
       Provision for income taxes       653   6.6%       784    7.9%        9    0.1%       548    5.9%       715   7.3%
-----------------------------------================-=================-========-=======-=================-================---
             Net income              $1,213  12.3%    $1,566   15.8%     $ 18    0.2%   $ 1,093   11.9%   $ 1,426  14.5%
-----------------------------------================-=================-========-=======-=================-================---
       Net income per common
          share                      $ 0.10           $ 0.13           $ 0.00            $ 0.09            $ 0.12
-----------------------------------=========--------=========---------========---------=========---------=========----------
       Net income per common
-----------------------------------=========--------=========---------========---------=========---------=========----------
          share - assuming dilution  $ 0.08           $ 0.11           $ 0.00            $ 0.08            $ 0.10
-----------------------------------=========--------=========---------========---------=========---------=========----------
       Weighted average common
-----------------------------------=========--------=========---------========---------=========---------=========----------
          shares outstanding         12,019           11,913           11,785            11,675            11,553
-----------------------------------=========--------=========---------========---------=========---------=========----------
       Weighted average common
          shares outstanding and
-----------------------------------=========--------=========---------========---------=========---------=========----------
          dilutive shares            14,308           14,284           14,064            14,365            14,259
-----------------------------------=========--------=========---------========---------=========---------=========----------